UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2006


                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                    0-26841                 11-3117311
  (State of incorporation)    (Commission File Number)       (IRS Employer
                                                           Identification No.)


                         One Old Country Road, Suite 500
                           Carle Place, New York 11514

               (Address of principal executive offices) (Zip Code)


                                 (516) 237-6000

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

On October 26, 2006, 1-800-FLOWERS.COM, Inc. issued a press release announcing its results of operations for the first quarter ended October 1, 2006. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished with this Form 8-K:

99.1  Press Release dated October 26, 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       1-800-FLOWERS.COM, Inc.




                       By:     /s/ William E. Shea
                               ----------------------------
                               William E. Shea
                               Chief Financial Officer, Senior Vice-President Finance and Administration



                       Date: October 26, 2006